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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                            Current Report Pursuant
                         to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                       Date of report: February 15, 1995

                         McDERMOTT INTERNATIONAL, INC.
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            (Exact Name of Registrant as Specified in Its Charter)

                              REPUBLIC OF PANAMA
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                 (State or Other Jurisdiction of Incorporation)

         1-8430                                      72-0593134
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  (Commission File Number)              (I.R.S. Employer Identification No.)


          1450 Poydras Street
         New Orleans, Louisiana                       70112-2401
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(Address of Principal Executive Offices)              (Zip Code)


                                (504) 587-5400
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             (Registrant's Telephone Number, Including Area Code)



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ITEM 2.

    In connection with the merger of Offshore Pipelines, Inc. ("OPI") into J.
Ray McDermott, S.A. ("JRM") on January 31, 1995, McDermott International, Inc.
(the "Registrant") contributed substantially all of its marine construction services business to JRM pursuant to which the Registrant received (a)
3,200,000 shares of JRM's Series A $2.25 Cumulative Convertible Preferred Stock,
(b) $231,000,000, in aggregate principal amount, of JRM's Senior Subordinated
Notes due September 15, 2001, (c) 24,668,297 shares of the 38,586,243 shares of
JRM's common stock, $.01 par value, outstanding upon the consummation of the merger and (d) other consideration. JRM issued a press release describing the consummation of this transaction on January 31, 1995, a copy of which is attached as Exhibit 99.1.

    As a result of this transaction, the Registrant will participate in the combined marine construction services businesses of the Registrant and OPI through its majority ownership of JRM.

ITEM 7.

    (a) and (b) Financial Statements and Pro Forma Information. At this time it is impracticable to file the required financial statements and pro forma financial information. The required financial statements and pro forma information will be filed as soon as possible, but not later than sixty (60) days from the date hereof.

    (c) Exhibits. The following exhibit is filed as part of this Report:

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
        Exhibit No.                         Description
        -----------                         -----------
            99.1                            JRM's Press Release dated
                                            January 31, 1995

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                                  SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    McDERMOTT INTERNATIONAL, INC.



DATE: February 15, 1995                 /s/ L.R. Purtell
                                    ---------------------------------
                                    Name:   L.R. Purtell
                                    Title:  Senior Vice President and
                                            General Counsel and
                                            Corporate Secretary
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                                 EXHIBIT INDEX

    The following exhibit is attached hereto and incorporated herein by reference.

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

Exhibit                                                 Sequentially
Number                         Description              Numbered Page
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

99.1                     JRM's press release describing       5
                         the consummation of transaction
                         on January 31, 1995.

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